UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2015

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 29, 2015, Allied Nevada Gold Corp. (the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) to, among other things, disclose the filing on July 23, 2015 by the Company and certain of its domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) of a proposed Amended Joint Chapter 11 Plan of Reorganization (the “Amended Plan”) and related amended disclosure statement (the “Amended Disclosure Statement”). On August 4, 2015, the Company filed a Current Report on Form 8-K/A (the “Amendment No. 1”) to include disclosure related to a Notice of Filing of Certain Exhibits and Supplement to Amended Disclosure Statement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization (the “First Notice”), which included additional exhibits and a supplement to the Amended Disclosure Statement, filed by the Debtors with the Bankruptcy Court and to include the First Notice as Exhibit 99.3 to the Amendment No. 1. On August 7, 2015, the Debtors filed with the Bankruptcy Court a Notice of Filing of Revised Exhibit and Supplement to Amended Disclosure Statement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization (the “Second Notice”), which included a revised exhibit and supplement to the Amended Disclosure Statement.

This Current Report on Form 8-K/A (this “Amendment No. 2”) amends Items 7.01 and 9.01(d) of the Original Filing, as amended by Amendment No. 1, to include disclosure related to the Second Notice and to include the Second Notice as Exhibit 99.4 to the Amendment No. 2. Except as described above, all other information in, and the exhibits to, the Original Filing, as amended by Amendment No. 1, remain unchanged.

Item 7.01.	Regulation FD Disclosure.

On August 7, 2015, the Debtors filed the Second Notice with the Bankruptcy Court. The Amended Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the federal Bankruptcy Code) and confirmation by the Bankruptcy Court. Information contained in the Amended Plan and the Amended Disclosure Statement (including the exhibits and supplement thereto) is subject to change, whether as a result of further amendments to the Amended Plan, third-party actions, or otherwise. Copies of the Amended Plan and Amended Disclosure Statement, as filed, are attached to the Original Filing as Exhibit 99.1 and Exhibit 99.2, respectively. A copy of the First Notice, as filed, is attached to Amendment No. 1 as Exhibit 99.3. A copy of the Second Notice, as filed, is attached hereto as Exhibit 99.4.

This Current Report on Form 8-K/A is not intended to be, nor should it be construed as, a solicitation for a vote on the Amended Plan.

The Amended Plan, the Amended Disclosure Statement, the First Notice and the Second Notice (including the exhibits and supplement attached thereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

Exhibit 99.4	Notice of Filing of Revised Exhibit and Supplement to Amended Disclosure Statement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed August 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 10, 2015	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

Exhibit 99.4	Notice of Filing of Revised Exhibit and Supplement to Amended Disclosure Statement for the Debtors’ Amended Joint Chapter 11 Plan of Reorganization, filed August 7, 2015

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